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                                                                    Exhibit 99.2


                          Interactive Data Corporation
                          2000 Long-Term Incentive Plan

                   2006 RESTRICTED STOCK UNIT AWARD AGREEMENT
                          (NON-EMPLOYEE DIRECTOR GRANT)


        AGREEMENT made as of the ____ day of _____________, 2006 (the "GRANT DATE"), between Interactive Data Corporation, a Delaware corporation (the "COMPANY"), and ________________________ (the "DIRECTOR"). This Agreement is subject to the provisions of the Company's 2000 Long-Term Incentive Plan (the "PLAN"), a copy of which is furnished to the Director with this Agreement. Capitalized terms appearing herein and not otherwise defined shall have the meanings ascribed to them in the Plan.

        For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

1.      Number of Restricted Stock Units Granted.

        The Company hereby grants to the Director 2,100 Restricted Stock Units (the "UNITS"). Each Unit represents the right to receive one (1) Share of the Company's Common Stock ("STOCK") pursuant to the terms and conditions set forth in the Plan and this Agreement.

2.      Vesting.

        (a) Vesting Schedule. The Units will vest (becoming "VESTED UNITS") on the earliest of the following dates (each a "VESTING DATES"):

                (i) 100% on [window period date if possible], 2009, the third anniversary of the Grant Date if the Director is a director, officer or employee of the Company, its Parent or a Subsidiary on that date;

                (ii) a pro-rata percentage of the Units (based on full months of service), on the date of the Director's death;

                (iii) 100% immediately upon the termination of the Director's service as a director of the Company for any reason other than for Cause; or

                (iv) if the Director is then a director of the Company, 100% immediately prior to a Change in Control if, in connection with the Change in Control the Stock will no longer be listed on a recognized national securities exchange.

        (b) Cause. For purposes of this Agreement, "Cause" shall mean (i) the Director's material breach of any term of any agreement with the Company, including without limitation any violation of confidentiality and/or non-competition











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                agreements; (ii) the Director's conviction for any act of fraud, theft, criminal dishonesty, or any felony; (iii) the Director's engagement in illegal conduct, gross misconduct, or an act involving moral turpitude which is materially and demonstrably injurious to the Company; or (iv) the Director's breach of any fiduciary duty owed to the Company.

        (c) Continuous Relationship with the Company Required. A Unit will not vest unless, at the time of vesting, the Director is, and has been at all times since the Grant Date, a director, officer or employee of the Company.

3.      Change in Control.

        For purposes of this Agreement, "CHANGE IN CONTROL" shall mean the occurrence of any of the following events at any time after the Grant Date:

        (a) The acquisition by any individual, entity or group (within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") or any successor provisions thereto) of beneficial ownership (as defined in Rule 13d-3 of the Exchange Act or any successor provision thereto), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding voting securities; provided, however, that for purposes of this subsection (a), the following acquisitions shall be disregarded: (x) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (y) any acquisition by a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, or (z) any acquisition by Pearson plc ("PEARSON");

        (b) The consummation of a merger, consolidation, or reorganization of the Company with or involving any other entity or the sale or other disposition of all or substantially all of the Company's assets (any of these events being a "BUSINESS COMBINATION"), unless, immediately following such Business Combination, at least one of the following conditions is satisfied:

                        (x) all or substantially all of the individuals and entities who were the beneficial owners of the outstanding voting securities of the Company immediately prior such Business Combination beneficially own, directly or indirectly, at least 50% of the combined voting power of the voting securities of the resulting or acquiring entity in such Business Combination (which shall include, without limitation, a corporation which as a result of such Business Combination owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring entity is referred to herein as the "SURVIVING ENTITY") in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such Business Combination, or








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                        (y)     Pearson beneficially owns, directly or
                                indirectly, 50% or more of the combined voting power of the then-outstanding voting securities of the Surviving Entity; or

        (c) The stockholders of the Company approve a plan of complete liquidation of the Company.

        Notwithstanding the foregoing, a Change in Control will not be deemed to have occurred with respect to the Director if the Director is part of a purchasing group that consummates the Change in Control transaction. The Director shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Director is either directly or indirectly an equity participant in the purchasing group (except for (A) passive ownership of less than 3% of the stock of the purchasing group, or (B) ownership of equity participating in the purchasing group which is otherwise not significant, as determined prior to the Change in Control by the Committee). Moreover, notwithstanding the forgoing, to the extent that the Units are subject to Section 409A of the Internal Revenue Code of 1986, as amended (the "CODE") and settlement of the Units will accelerate upon a Change in Control pursuant to Section 6(c)(ii) of this Agreement, no events set forth in clauses (a), (b) or (c) above shall constitute a Change in Control unless such event(s) also constitutes a "change in ownership", "change in the effective control" or a "change in the ownership of a substantial portion of the assets" of the Company as defined under Section 409A of the Code.

4.      Dividend Equivalent Rights.

        If, prior to the settlement of any Units, dividends are declared with respect to shares of Stock, the Company will grant the Director additional Units with a value equal to the dividends the Director would have received if the unsettled Units had been actual shares of Stock, based on the Fair Market Value of a share of Stock on the applicable dividend payment date rounded down to the nearest whole Unit. Any additional Units granted pursuant to this Section 4 shall be considered additional Units under this Agreement for all purposes, and shall be subject to the same restrictions and conditions as the original Units with respect to which they were credited.

5.      Restrictions on Transfer.

        The Director shall not, voluntarily or involuntarily, sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise, (collectively "TRANSFER") any Units, or any interest therein, except as provided in the Plan. Any transfer of the Director's Units made, or any attachment, execution, garnishment, or lien issued against or placed upon Units, other than as so permitted, shall be void ab initio.

6.      Settlement of Restricted Stock Units

        (a) Settlement Date. Subject to Section 6(c) below, each Vested Unit will be settled by the delivery of one (1) share of Stock to the Director (or in the event of the Director's death, to the Director's estate or designated beneficiary) as soon as administratively practicable following the applicable Vesting Date; provided,






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                however; that in no event shall settlement occur after March
                15th of the year following the year in which the Vesting Date occurs.

        (b) Automatic Settlement of Vested Units Upon Cessation of Public Trading. If there is an event described in Section 2(a)(iv) of this Agreement that causes all outstanding Units to vest, all Units will be automatically settled by delivery of shares of Stock immediately prior to such event.

        (c) Specified Employees. Notwithstanding any provision of this Agreement to the contrary, if, upon the Director's termination of service with the Company for any reason, the Company determines the Director is a "specified employee" (as defined in Section 409A of the Code) as determined by the Company in accordance with procedures it adopts from time to time, the Units may not be settled before the earlier of the first business day following the date which is six (6) months after the Director's Separation from Service (as defined in Section 409A of the Code) or, if earlier, the date of the Director's death. The provisions of this Section 6(c) shall only apply if required to comply with Section 409A of the Code.

        (d) Termination for Cause. If the Director's service as a director of the Company is terminated for Cause, all Units (including all unsettled Vested Units) will be automatically and immediately cancelled.

7.      Withholding Taxes.

        The Director shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld or paid in connection with the Director's Units no later than the date of the event creating the tax liability. Except as the otherwise provided in this Agreement, the Committee may permit the Director to satisfy any tax obligations in whole or in part by delivery of shares of Stock, including shares acquired in connection with the settlement of Units creating the tax obligation, valued at their Fair Market Value; provided, however, that the total tax withholding where Stock is being used to satisfy such tax obligations cannot exceed the Company's minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Notwithstanding anything herein to the contrary, the Director's satisfaction of any such tax withholding requirements shall be a condition precedent to the Company's obligation as may otherwise be provided hereunder to provide Stock to the Director.

        THE DIRECTOR ACKNOWLEDGES THAT HE HAS REVIEWED WITH HIS OWN TAX ADVISORS THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. THE DIRECTOR IS RELYING SOLELY ON SUCH ADVISORS AND NOT ON ANY STATEMENTS OR REPRESENTATIONS OF THE COMPANY OR ANY OF ITS AGENTS. THE DIRECTOR UNDERSTANDS THAT HE (AND NOT THE COMPANY) SHALL BE SOLELY RESPONSIBLE FOR ANY TAX LIABILITIES THAT MAY ARISE AS A RESULT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

8.      Miscellaneous.







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        (a)     Acquired Rights. This Agreement does not (i) constitute a
                contract of employment, (ii) confer upon the Director any right to continue as a director of the Company, or (iii) affect the right of the shareholders of the Company to remove or decline to re-elect the Director to the Board (for any reason or no reason). The Director understands and accepts that the benefits granted under the Plan and this Agreement are entirely at the discretion of the Company and that the Company retains the right to amend, modify or terminate the Plan at any time, in its sole discretion and, except as otherwise provided in the Plan, without notice.

        (b) Restriction on Sale. Sale of Stock delivered in connection with settlement of Units may be restricted by the Company's Anti-Insider Trading Policy and/or Equity Interest Policy and any additional or replacement programs. Moreover, the Company shall have the right to impose restrictions in such Stock as it deems necessary or advisable under applicable securities laws or the rules and regulations of any stock exchange or market upon which the Stock is listed.

        (c) Data Protection.(1) To the extent reasonably necessary to administer the Plan: (i) the Company may process personal data about the Director, including, but not limited to (a) information concerning this Agreement or the Units and any changes hereto, (b) other personal and financial data about the Director, and (c) information about the Director's participation in the Plan and shares exercised under the Plan from time to time; and (ii) the Director gives explicit consent to the Company to (x) process any such personal data, and (y) transfer any such personal data outside the country in which the Director lives, works or is employed, including, without limitation, to the Company and any of its Subsidiaries and agents, including the outside stock plan administrator as selected by the Company from time to time, and any other person the Company may deem appropriate in its administration of the Plan. The Director has the right to access and correct his personal data by contacting a local Human Resources Representative. The transfer of the information outlined here is important to the administration of the Plan and failure to consent to the transmission of such information may limit or prohibit the Director from participating in the Plan.

        (d) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

        (e) Waiver. Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board.

        (f) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Director and their respective heirs, executors,









-----------------------
(1)  To be discussed.




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                administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Section 5 of this Agreement.

        (g) Notice. All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or five days after deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or its respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 8(g).

        (h) Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

        (i) Incorporation by Reference; Entire Agreement. The Director hereby acknowledges that he has access to a copy of the Plan. The text and all of the terms and provisions of the Plan, as amended from time to time, are incorporated in this Agreement by reference. If there is any inconsistency between the terms of this Agreement and the Plan, the Plan shall govern. This Agreement and the Plan constitute the entire agreement between the parties, and supersede all prior agreements and understandings, relating to the subject matter of this Agreement.

        (j) Amendment. The Director understands and accepts that the benefits granted under the Plan are entirely at the discretion of the Company and that the Company retains the right to amend, modify or terminate the Plan at any time, in its sole discretion; provided, however, that no such termination, amendment or modification of the Plan may adversely affect, in any material respect, the Director's rights under this Agreement without the Director's consent. Notwithstanding the foregoing, the Company shall have broad authority to amend this Agreement without the consent of the Director to the extent it deems necessary or desirable (i) to comply with or take into account changes in or interpretations of, applicable tax laws, securities laws, employment laws, accounting rules and other applicable laws, rules and regulations, (ii) to take into account unusual or nonrecurring events or market conditions (including, without limitation), or (iii) to take into account significant acquisitions or dispositions of assets or other property by the Company.

        (k) Section 409A. Payments contemplated with respect to the Units are intended to comply with the short-term deferral exemption under Section 409A of the Code. Notwithstanding the forgoing, or any provision of the Plan or this Agreement, if the Company determines that such exemption is not applicable to the Units, or any provision of this Agreement or the Plan contravenes
                Section 409A of the Code or could cause the Director to incur any taxes, interest or penalties under Section 409A of the Code, the Committee may, in its sole discretion and without the Director's consent, modify such provision to (i) comply with, or avoid being subject to, Section 409A of the Code, or to avoid the incurrence of additional







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                taxes, interest and penalties under Section 409A of the Code, and (ii) to maintain, to the maximum extent practicable, the original intent and economic benefit to the Director of the applicable provision without materially increasing the cost to the Company or contravening the provisions of Section 409A of the Code. This Section 8(k) does not create an obligation on the part of the Company to modify the Plan or this Agreement and does not guarantee that the Units will not be subject to interest and penalties under Section 409A of the Code.

        (l) Governing Law. This Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or stock exchanges as may be required. This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws. The Director agrees to take all steps the Company determines are necessary to comply with all applicable provisions of securities laws.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



                                        Interactive Data Corporation

                                        By:
                                            ------------------------------------
                                            Title:
                                                    ----------------------------
                                            Address:
                                                    --------------------------


                                        ----------------------------------------


                                        ----------------------------------------
                                        [Name of Director]

                                            Address:
                                                      --------------------------

                                                      --------------------------








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